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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                        event reported): OCTOBER 2, 1997



                           CENTRUM INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)




Delaware                                 0-9607                   34-1654011
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(State or other juris-          (Commission File Number)        (IRS Employer
diction of incorporation)                                    Identification No.)



               6135 Trust Drive, Suite 104A, Holland, Ohio 43528
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                    (Address of principal executive offices)



              Registrant's telephone number, including area code:
                                 (419) 868-3441
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ITEM 5. -  OTHER EVENTS


         On October 2, 1997, the Registrant issued a press release announcing its pending acquisition of substantially all the assets of Northern Steel, Inc., a private company located in Seattle, Washington. The press release is set forth as Exhibit 99 hereto.





ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      Exhibits

                          Exhibit 99 - Press release dated October 2, 1997.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENTRUM INDUSTRIES, INC.
                                        (Registrant)


October 6, 1997                         By:     /s/ Timothy M. Hunter
                                            -----------------------------------
                                            Timothy M. Hunter
                                            Chief Financial Officer and
                                            Treasurer
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                                 EXHIBIT INDEX




Exhibit Number                      Exhibit                                Page

   99                   Press release dated October 2, 1997                 5